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                                                                    EXHIBIT 10.5

                               SECURITY AGREEMENT

      This Security Agreement is dated as of January 19, 2005 between _________________________, an ______________ corporation ("Debtor"), and
National City Bank of the Midwest ("Lender").

      1. Description of Collateral. Debtor hereby grants to Lender a security interest in the following described assets and any and all additions, accessions and substitutions thereto or therefor (collectively referred to as the "Collateral").

            a. All equipment, machinery, furniture, furnishings, and any and all other tangible personal property, and all additions, accessions and substitutions thereto or therefor now owned or hereafter acquired by the Borrower (collectively referred to as "Equipment");

            b. All accounts receivable, contract rights, chattel paper, documents, instruments, general intangibles, as such term is defined in the Illinois Uniform Commercial Code (810 ILCS 5/1-101 et. seq.) as in effect from time to time, all accounts, as such term is defined in the Illinois Uniform Commercial Code as in effect from time to time, and other forms of obligation and other rights to the payment of money, now owned or which may hereafter arise in favor of the Borrower (hereinafter called "Accounts");

            c. All of the Borrower's inventory, including all goods, merchandise, materials, raw materials, work in process, finished goods and other tangible personal property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of services or used or consumed in the Borrower's business, and any documents of title representing any thereof (hereinafter called "Inventory");

            d. All fixtures, fittings, appliances, apparatus, equipment, machinery, furniture and furnishings, and all other personal property now owned or hereafter acquired by Borrower (hereinafter called "Fixtures");

            e. All deposit accounts of Debtor with Lender; and

            f. All proceeds, including insurance proceeds, and products of (a),
      (b), (c), (d) and (e) above.

      2. Obligations. The security interest granted hereby is to secure the payment and performance of all of the liabilities and obligations of Debtor to Lender hereunder and also any and all other obligations of Pioneer Railcorp ("Pioneer") to Lender described in the Loan Agreement between Pioneer and Lender of even date herewith (all hereinafter called "Obligations").

      3. Warranties. Debtor represents and warrants as follows:

            a. Debtor is duly organized and existing under the laws of the State of its incorporation and is duly qualified and in good standing in every other state in which it is doing business. The exact name of Debtor is correctly stated in the first paragraph of this Agreement.

            b. The execution, delivery and performance hereof are within Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor's

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      organizational documents, or of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

            c. Debtor's (i) sole place of business (or its chief executive office, if it has more than one place of business); and (ii) the office where it keeps its records concerning the Collateral is at the address stated in Section 17 of this Agreement.

            d. The Debtor is the sole and absolute owner of the Collateral free and clear of liens and encumbrances of every kind and nature except only the lien and encumbrance hereby granted and created, other liens and encumbrances to Lender and other liens and encumbrances disclosed in writing to Lender by Debtor.

            e. The Debtor has signed no financing statements covering the above described property, except the financing statements signed with respect to this Security Agreement, other financing statements in favor of Lender and the other financing statements disclosed in writing to Lender by Debtor.

            f. The officers of the Debtor executing this Security Agreement have been duly elected and qualified and have been duly authorized and empowered so to execute and deliver this Security Agreement on behalf of the Debtor.

      4. Records. Debtor will at all reasonable times and from time to time allow Lender by or through any of its officers, agents, employees, attorneys or accountants, to examine and inspect and make extracts or copies from Debtor's books and other records to arrange for verification of the Collateral, directly with account debtors or by other methods. Debtor will furnish to Lender upon request statements of any account, together with all notes or other papers evidencing the same and any guaranties, securities or other documents and information relating thereto; and generally at all times and from time to time furnish to Lender such statements and information as it may reasonably request.

      5. Covenants. The Debtor hereby covenants and agrees with Lender that so long as the Debtor shall owe any amounts under any of the Obligations to Lender, the Debtor will:

            a. Maintain the Collateral in good working order, condition and repair;

            b. Keep the Collateral in its possession and control, and within the continental United States;

            c. Provide to Lender from time to time, upon the request of the Lender, a listing of the Collateral specifying the physical location and the then condition of each item thereof;

            d. From time to time at the request of Lender, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Lender may require, to more completely vest in and assure to Lender its rights hereunder and in or to the Collateral and the proceeds thereof;

            e. Immediately notify Lender in writing of the opening of any new office or place of business or the closing of any of its existing offices or places of business and of any change in the location of its chief executive office or the places where its records concerning the Collateral are kept; and

            f. Maintain the existence of Debtor as described in Section 3a above, and not change any of the matters stated in said Section without the written consent of Lender.

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      6. Financing Statements. At the request of Lender, Debtor shall execute one or more financing statements pursuant to the Illinois Commercial Code in a form satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. Without the written consent of Lender, Debtor will not allow any financing statement covering any Collateral, proceeds thereof or any of Debtor's inventory to be on file in any public office. The Debtor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this Security Agreement.

      7. Accounts.

            a. Lender authorizes Debtor to collect any and all amounts owing on all Accounts subject to this agreement, and Debtor shall use its best efforts to effect the prompt collection of such Accounts. The Lender may, at its election, notify any debtor on any Account of the assignment thereof and effect collection of any Account directly from the debtor obligated thereon. Lender shall have full power to collect, compromise, endorse, sell or otherwise deal with the accounts or proceeds thereof in its own name or that of Debtor.

            b. Debtor hereby irrevocably appoints Lender, or any person designated by Lender, its attorney in fact to receive, open and dispose of all mail addressed to Debtor, to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders or other remittances, to endorse the name of Debtor on any invoice, freight or express bill or bill of lading, storage receipt, warehouse receipt or other instrument or document in respect to any account subject to this agreement, to sign the name of Debtor to drafts against account debtors, assignments or verifications of Accounts subject to this agreement and notices to account debtors, and to do all other acts and things necessary to carry out the intent of this Security Agreement. The authority granted Lender shall remain in full force and effect until all Accounts subject to this Security Agreement have been paid in full.

            c. Upon request of Lender at any time, Debtor will notify such account debtors and will indicate on all billings to such account debtors that the Accounts are payable to Lender. Any proceeds of Accounts thereafter received by Debtor shall be turned over to Lender daily in the exact form in which they are received.

            d. The Debtor will not, without the written consent of Lender, grant any extension of the time of payment of the Accounts, compromise, compound and settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than trade discounts specifically noted at the time of assignment.

            e. The Debtor will deliver to Lender all original and other documents evidencing, and relating to, the sale and delivery of merchandise or the performance of labor or services which created the Accounts, including, but not limited to, all original orders, invoices and shipping receipts.

            f. Lender shall have the right, at the Debtor's expense, to make test verifications of all Accounts in any manner and through any medium Lender considers advisable, and the Debtor agrees to furnish all such assistance and information as Lender may require in connection therewith.

            g. The Debtor will furnish to Lender, at the Debtor's expense, the following reports: reconciliation of all Accounts; an aging of all Accounts; trial balances; a test

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      verification of all Accounts; and such other reports and information relating to the Accounts as Lender may request. All reports shall be in form satisfactory to Lender and shall be furnished to Lender at such times as Lender may request.

            h. The Debtor will stamp, in form and manner satisfactory to Lender, the Debtor's accounts ledger and other books and records pertaining to the Accounts with an appropriate reference to the fact that the Accounts and the proceeds thereof have been assigned to Lender.

      8. Inventory. Lender shall have the right at all times to immediate possession of all Inventory and its products and proceeds, and to inspect the Inventory and the Debtor's records pertaining thereto. None of the Inventory shall be removed or disposed without Lender's written consent, except to bona fide purchasers thereof in the ordinary course of the Debtor's business. Upon Lender's request, the Debtor will:

            a. From time to time, at the Debtor's expense, pledge and deliver the Inventory to Lender or to a third party as Lender's bailee; to hold the same in trust for Lender's account; or store the same in a warehouse or warehouses in Lender's name; or deliver to Lender documents of title representing the same; or evidence Lender's security interest in the Inventory and the proceeds and products thereof in such other manner as may be acceptable to Lender.

            b. Remove or dispose of Inventory (whether or not to bona fide purchasers in the ordinary course of the Debtor's business) only on orders approved by Lender in writing.

            c. Report all sales of Inventory to Lender in a form satisfactory to Lender at such times as Lender may request.

      9. Insurance. The Debtor shall insure at its expense, and keep insured by solvent insurers, all Collateral in such amounts as similar goods are usually insured by companies similarly situated, against loss or damage of the kinds usually insured against by companies similarly situated, and upon Lender's request, the policies evidencing such insurance shall be duly endorsed in Lender's favor and certificates evidencing such insurance shall be provided to Lender. If the Debtor defaults in this regard, Lender shall have the right to insure and charge the cost to the Debtor. Lender assumes no risk or responsibility in connection with the payment or non-payment of losses, the only responsibility of Lender being to credit the Debtor with any insurable payments received on account of losses.

      10. Taxes. All taxes that may be assessed upon or paid by Lender with respect to any of the Collateral shall be charged to and paid by the Debtor who agrees to indemnify Lender against loss by reason of any such taxes. The Debtor will make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of the Debtor by law, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof.

      11. Proceeds. The proceeds from the sale or other disposition of the Collateral that are delivered by Debtor to Lender, or the net sums collected directly by Lender, after first deducting all costs of collection, shall be credited against the amount owed by Debtor.

      12. Default.

            a. If Debtor fails to pay when due to Lender any amount payable on any Obligations, or fails to observe or perform any of the covenants and warranties in this Security Agreement or in any loan agreement with Lender, Debtor shall be in default.

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            b. In addition, at the election of Lender and without necessity of demand or notice, all or any part of the indebtedness of Debtor secured hereby shall become immediately due and payable, irrespective of any agreed maturity date, on the occurrence of any of the following events of default:

                  (i) Any warranty, representation, financial statement, or
            other information made, given, or furnished to Lender by or on behalf of Debtor shall prove to have been untrue in any material respect when made, given, or furnished; or

                  (ii) The issuance or filing of any attachment, levy,
            garnishment, or other judicial process of or on Debtor or any of the Collateral; or

                  (iii) The sale or other disposition by Debtor of any
            substantial portion of its assets or property, except in the ordinary course of business; or, dissolution, termination of existence, insolvency, business failure, or assignment for the benefit of creditors of or by Debtor; or commencement of any proceedings under any state or federal Bankruptcy or insolvency laws by or against Debtor; or the appointment of a receiver or trustee for all or any party of the property of Debtor.

      13. Remedies. On any such default and at any time thereafter:

            a. Lender may declare all Obligations secured under this Security Agreement immediately due and payable and may proceed to enforce payment and exercise any and all of the rights and remedies provided by the Illinois Commercial Code, as well as any and all other rights and remedies possessed by Lender.

            b. Lender shall have the right to take immediate possession of the Collateral, and for that purpose may pursue the same wherever the Collateral may be found, and may enter upon any of the premises of the Debtor with or without force or process of law, wherever the Collateral may be or may be supposed to be, and search for the same, and, if found, take possession of and remove the Collateral, or any part thereof. The Debtor shall, upon Lender's request, assemble the Collateral and make the Collateral available to Lender at any place designated by Lender which is reasonably convenient to the Debtor.

            c. Lender may sell at public or private sale, for such price as Lender may deem fair, any and all of the Collateral and any other security or property held by Lender. Lender may be the purchaser of the Collateral or other property or security so sold and may hold the Collateral thereafter in its own right absolutely against any claims of Debtor or right of redemption.

            d. In the case of public sale, notice shall be deemed to be adequate and reasonable if such notice appears three (3) times in a newspaper published in the City or County wherein the sale is to be held, the first such publication being at least ten (10) days before such sale. In the case of a private sale, notice shall be deemed to be adequate and reasonable if such notice is mailed to the Debtor at its last known address at least ten (10) days before such sale.

            e. The net proceeds of any sale or sales shall be applied against the amount owed Lender by Debtor and any other indebtedness of Debtor to Lender. Debtor shall forthwith pay to Lender any deficiency on demand of Lender and shall be entitled to any surplus resulting from such sale or sales. Demand of performance, advertisement, and presence of the Collateral at sale are hereby waived by Debtor. All demands and presentments of every kind or nature are expressly waived by Debtor.

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            f. Lender may require Debtor to assemble the Collateral at a place mutually convenient to Lender and Debtor at the expense of Debtor.

      14. Expenses. Debtor shall pay to Lender on demand any and all expenses, including legal expenses and reasonable attorneys' fees, reasonably incurred or expended by Lender in the recovery and sale or attempted recovery and sale of Collateral and in protecting and enforcing the Obligations and other rights of Lender hereunder.

      15. Termination. This Security Agreement shall be terminable only by the filing of a termination statement in accordance with applicable provisions of the Illinois Commercial Code. Until terminated, the security interest created hereunder shall continue in full force and effect and shall secure and be applicable to all advances now or hereafter made by Lender to Debtor, whether or not Debtor is indebted to Lender immediately prior to the time of any such advance. Any termination of this Security Agreement by either party shall not affect the obligation of Debtor or Lender with respect to accounts assigned by Debtor to Lender prior to such termination.

      16. Applicable Law.

            a. The validity of this Security Agreement and any provision hereof shall be determined under and shall be construed according to the Illinois Commercial Code and other applicable laws of the State of Illinois, and all duties of the parties created under this Security Agreement are performable in the State of Illinois.

            b. Unless otherwise defined, all terms used in this Security Agreement that are defined in the Illinois Commercial Code shall have the same meaning in this Security Agreement as therein defined.

      17. Notices. All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally or when deposited in the United States mail, postage prepaid, addressed as follows, or to such other address as may hereafter be designated in writing by the respective parties hereto:

                  If to Lender:

                  National City Bank of the Midwest
                  301 SW Adams St, Locator C-P02-22
                  PO Box 749
                  Peoria, IL 61652-0749
                  Attn: Michael A. Zeller

                  with copy to:

                  Michael R. Seghetti
                  Elias, Meginnes, Riffle & Seghetti
                  416 Main Street, Suite 1400
                  Peoria, IL  61602

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                  If to Debtor:

                  Pioneer Railcorp
                  1318 S. Johanson Rd
                  Peoria, IL 61707-1130
                  Attn: J. Michael Carr

      18. No Waiver. The failure of Lender to exercise any right or remedy, including acceptance by Lender of partial or delinquent payments, shall not constitute a waiver of any obligation from Debtor or right of Lender or constitute a waiver of any other similar default occurring subsequently.

      19. Intent. This Security Agreement expresses the entire understanding of the parties and may not be altered or amended except with the written consent of each of the parties and except as provided in any other written document signed and delivered by Debtor to Lender.

      20. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Debtor and Lender and their respective successors and assigns.

____________________________________           NATIONAL CITY BANK OF THE MIDWEST

BY: __________________________________   BY: ___________________________________
 ITS: ________________________________     ITS: ________________________________

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